1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 ROBBINS LLP BRIAN J. ROBBINS (190264) brobbins@robbinsllp.com CRAIG W. SMITH (164886) csmith@robbinsllp.com ASHLEY R. RIFKIN (246602) arifkin@robbinsllp.com 5040 Shoreham Place San Diego, CA 92122 Telephone: (619) 525-3990 Facsimile: (619) 525-3991 SCHUBERT JONCKHEER & KOLBE LLP ROBERT C. SCHUBERT (S.B.N. 62684) rschubert@sjk.law WILLEM F. JONCKHEER (S.B.N. 178748) wjonckheer@sjk.law Three Embarcadero Center, Suite 1650 San Francisco, CA 94111 Telephone: (415) 788-4220 Facsimile: (415) 788-0161 Lead Counsel for Plaintiffs [Additional Counsel on Signature Page] UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA WESTERN DIVISION IN RE BANC OF CALIFORNIA, INC. STOCKHOLDER DERIVATIVE LITIGATION This Document Relates To: ALL ACTIONS. ) ) ) ) ) ) ) ) ) ) ) ) Lead Case No. 8:19-cv-621-DMG-DFMx (Consolidated with Case Nos. 19-cv- 1152 and 19-cv-05488) NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF STOCKHOLDER DERIVATIVE ACTION EXHIBIT D Case 8:19-cv-00621-DMG-DFM Document 122 Filed 09/29/21 Page 1 of 16 Page ID #:1019

- 1 - 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 TO: ALL OWNERS OF THE COMMON STOCK OF BANC OF CALIFORNIA, INC. ("BANC" OR THE "COMPANY") CURRENTLY AND AS OF AUGUST 27, 2021: THIS NOTICE RELATES TO THE PENDENCY AND PROPOSED SETTLEMENT OF STOCKHOLDER DERIVATIVE LITIGATION. PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. IF YOU ARE A BANC STOCKHOLDER, THIS NOTICE CONTAINS IMPORTANT INFORMATION ABOUT YOUR RIGHTS. YOU ARE HEREBY NOTIFIED, pursuant to an Order of the U.S. District Court for the Central District of California (the "Court"), that a proposed settlement has been reached by the parties to the above-captioned stockholder derivative action brought on behalf and for the benefit of Banc, titled In re Banc of California, Inc. Stockholder Derivative Litigation, Lead Case No. 8:19-cv-621-DMG-DFMx (the "Action").1 As explained below, a hearing will be held on December 17, 2021 at 10:00 a.m., before the Honorable Dolly M. Gee, at the U.S. District Court for the Central District of California, United States Courthouse, 350 West 1st Street, Courtroom 8C, 8th Floor, Los Angeles, California 90012 (the "Settlement Hearing"), at which the Court will determine whether to approve the Settlement. You have an opportunity to be heard at this hearing. The terms of the Settlement are set forth in the Stipulation and summarized in this Notice. If approved by the Court, the Settlement will fully resolve the Released Claims, including the dismissal of the Action with prejudice. For a more detailed statement of the matters involved in the Released Claims, the Settlement, and the terms discussed in this Notice, the Stipulation may be inspected at the Clerk of Court's office, U.S. District Court for the Central District of California, United States Courthouse, 350 West 1st Street, Los Angeles, California 90012, Courtroom 8C, 8th Floor. The Stipulation and full-length Notice of Pendency and Proposed Settlement of Stockholder Derivative Action are also available for viewing on Banc's website at https://investors.bancofcal.com/financials-and- 1 All capitalized terms herein have the same meanings as set forth in the Parties' Corrected Stipulation and Agreement of Settlement dated August 27, 2021 (the "Stipulation"), which is available for viewing on Banc's website at https://investors.bancofcal.com/financials- and-filings/documents/default.aspx. Case 8:19-cv-00621-DMG-DFM Document 122 Filed 09/29/21 Page 2 of 16 Page ID #:1020

- 2 - 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 filings/documents/default.aspx. In addition, as of October 29, 2021, Plaintiffs' motion in support of Court approval of the Settlement and Plaintiffs' Counsel's application for attorney's fees, costs, and expenses will be available for viewing on Plaintiffs' Counsel's website at https://robbinsllp.com/bancofcalifornia-settlement/. For a fee, all papers filed in the Action are available at www.pacer.gov. This Notice is not intended to be an expression of any opinion by the Court with respect to the merits of the claims made in the Action, but is merely to advise you of the pendency and settlement of the Action. THERE IS NO CLAIMS PROCEDURE. This case was brought to protect the interests of Banc. The Settlement will result in changes to the Company's corporate governance, not in payment to individuals, and accordingly, there will be no claims procedure. I. THE DERIVATIVE ACTIONS A. The Gordon Demand Futility Action On September 26, 2017, plaintiff Kristopher Gordon ("Gordon") filed the Gordon Demand Futility Action, a stockholder derivate action captioned Gordon v. Sznewajs, et al., Case No. 8:17-cv-1678 (C.D. Cal.), alleging certain individuals—who constituted a majority of Banc's Board at the time—breached their fiduciary duties in connection with, among other things, the Board's response to allegations made in an October 18, 2016 post on SeekingAlpha.com (the "Aurelius Blog"). The Aurelius Blog, entitled "BANC: Extensive Ties to Notorious Fraudster Jason Galanis Make Shares Un-Investible," alleged a web of improper relationships between Jason Galanis, a Los Angeles financier and convicted fraudster, and Banc's senior managers. Gordon alleged he was excused from making a pre-litigation stockholder demand to investigate the wrongdoing described in the Gordon Demand Futility Action because a majority of the Board was conflicted and faced substantial personal liability for the conduct described in the Gordon Demand Futility Action. Case 8:19-cv-00621-DMG-DFM Document 122 Filed 09/29/21 Page 3 of 16 Page ID #:1021

- 3 - 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 By Order dated June 13, 2018, the Court granted Defendants' motions to dismiss the Gordon Demand Futility Action, with leave to amend. On June 22, 2018, Gordon filed a notice of voluntary dismissal of the Gordon Demand Futility Action. B. Plaintiffs' Litigation Demands Pursuant to Maryland Law On November 17, 2017, Colleen Witmer ("Witmer") sent a written demand to Banc's Board demanding the Board investigate and, if appropriate, pursue litigation relating to facts substantially similar to those alleged in the Gordon Demand Futility Action, including undisclosed relationships between certain of Banc's top executive and Galanis, other undisclosed conflicts of interest and related party transactions involving members of the Board, and alleged accounting manipulations (the "Witmer Demand"). On January 8, 2018, Banc responded to the Witmer Demand, stating that the Company would not initiate any investigation in response until the related, then-pending Gordon Demand Futility Action was resolved. On February 12, 2018, Witmer filed a stockholder derivative action captioned Witmer v. Sugarman, et al., Case No. 8:18-cv-00246 (C.D. Cal.) ("First Witmer Demand Refused Action"), alleging wrongful refusal of the Witmer Demand. By Order dated August 23, 2018, the Court granted Banc's motion to dismiss the First Witmer Demand Refused Action. On May 22, 2018, Donald Johnston ("Johnston")2 sent a written demand to Banc's Board demanding that the Board investigate, address, remedy, and commence proceedings against certain of the Company's current and former officers and directors for breach of fiduciary duties, violations of sections 10(b) and 20(a) of the Securities Exchange Act of 1934, and any applicable laws, rules, and regulations related to the Company's internal controls and the alleged improper relationship between Banc's top executives, its Board, and Galanis (the "Johnston Demand"). 2 Plaintiff Donald Johnston ("Johnston") plans to file a request to withdraw as plaintiff in this consolidated derivative action. Case 8:19-cv-00621-DMG-DFM Document 122 Filed 09/29/21 Page 4 of 16 Page ID #:1022

- 4 - 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 On July 3, 2018, after the Gordon Demand Futility Action was voluntarily dismissed, Gordon sent a written demand to Banc's Board demanding that the Board commence a good faith investigation into allegations of misconduct by certain current and former officers and directors and requested the Board take appropriate steps to remedy the identified breaches of fiduciary duty and remedy Banc's weak internal controls (the "Gordon Demand"). On September 4, 2018, Johnston wrote to Banc requesting information relating to the purported investigation by the Board into the stockholder demands. On January 4, 2019, Banc responded separately to the Witmer Demand, the Johnston Demand, and the Gordon Demand, and rejected each of them (the "Rejection Letters"). The Rejection Letters stated that Banc had investigated the subject matters raised in the demands and determined it would not be in the best interest of the Company to pursue the claims alleged or implement any additional remedial measures at the time. On January 24, 2019, Gordon wrote the Board requesting documents demonstrating the Board's process and conclusions in reaching its decision to reject the stockholders' demands. On February 25, 2019, Johnston wrote Banc similarly requesting such books and records. Banc declined to produce the requested books and records. C. The Demand Refused Actions On April 2, 2019, Gordon filed a stockholder derivative action, captioned Gordon v. Bennett, et al., Case No. 8:19-cv-00621-DMG-DFMx (C.D. Cal.) (the "Gordon Demand Refused Action"), alleging Defendants violated their fiduciary duties in connection with the misconduct described in the Gordon Demand and further alleging the Board's decision to reject the demand was improper under Maryland law. On June 10, 2019, Johnston also filed a stockholder derivative action captioned Johnston v. Sznewajs, et al., Case No. 8:19-cv-01152-AG-DFMx (C.D. Cal.), similarly alleging breaches of fiduciary duty arising from substantially the same misconduct as that alleged in the Gordon Demand Refused Action (the "Johnston Demand Refused Action"). Case 8:19-cv-00621-DMG-DFM Document 122 Filed 09/29/21 Page 5 of 16 Page ID #:1023

- 5 - 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 On June 24, 2019, Witmer filed a stockholder derivative action captioned Witmer v. Sugarman, et al., Case No. 2:19-cv-05488-AG-DFMx (C.D. Cal.), also alleging misconduct substantially similar to that alleged in the Gordon Demand Refused Action and the Johnston Demand Refused Action ("Second Witmer Demand Refused Action"). On September 23, 2019, the Court entered an order approving the parties' stipulation to consolidate the Gordon Demand Refused Action, Johnston Demand Refused Action, and the Second Witmer Demand Refused Action, and appoint Schubert Jonckheer & Kolbe LLP and Robbins LLP as co-lead counsel. See Gordon Demand Refused Action, ECF Nos. 56-57. On November 15, 2019, Plaintiffs Gordon, Johnston, and Witmer collectively sent another written litigation demand (the "November 15, 2019 Demand") to Banc regarding additional potential misconduct which had recently come to light. The November 15, 2019 Demand requested that the Board investigate and take appropriate action to remedy, among other alleged wrongdoing, potentially improper kickbacks, undisclosed conflicts of interest, and retaliation against whistleblowers. On November 22, 2019, Plaintiffs filed a Verified Consolidated Shareholder Derivative Complaint ("Consolidated Complaint"). The Consolidated Complaint alleges that the Individual Defendants—current and former officers and directors of the Company—breached their fiduciary duties to Banc. The Consolidated Complaint alleges that the Board's decision to reject the stockholder demands was improper under Maryland law. On December 6, 2019, the parties submitted to the Court a stipulation (the "December 6 Stipulation") that provided a briefing schedule for Defendants' anticipated motions to dismiss the Action. On December 9, 2019, the Court entered an order approving the December 6 Stipulation. D. Settlement Negotiations Shortly after the Court approved the December 6 Stipulation, the parties commenced negotiations to settle the Action. Plaintiffs' Counsel state that, after obtaining Banc's Case 8:19-cv-00621-DMG-DFM Document 122 Filed 09/29/21 Page 6 of 16 Page ID #:1024

- 6 - 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 confidential, internal policies reflecting its relevant internal controls, Plaintiffs' Counsel thoroughly analyzed Banc's corporate governance, reviewed industry best practices, and proposed a slate of thorough corporate governance reforms that could strengthen the Company's internal controls and form a basis for a settlement of the Action. The Parties thereafter engaged in extensive and protracted arm's-length negotiations regarding the corporate governance reforms, which included numerous phone calls and emails, and several settlement proposals and counterproposals over the course of many months. The Parties regularly sought, and the Court granted, extensions to the proposed briefing schedule regarding responses to the Consolidated Complaint to accommodate the ongoing negotiations. After significant and contentious arm's-length negotiations, the Parties reached agreement on the substantive terms of the proposed Settlement, which were memorialized in a Memorandum of Understanding ("MOU") dated April 6, 2021. After signing the MOU, the Parties commenced negotiations relating to the attorneys' fees and expenses to be paid to Plaintiffs' Counsel in recognition of the benefits conferred on the Company through the Reforms. No agreement could be reached. II. PLAINTIFFS' CLAIMS AND THE BENEFITS OF SETTLEMENT Plaintiffs' Counsel believe that the claims asserted in the Action have merit, and Plaintiffs' entry into the Settlement is not intended to be and shall not be construed as an admission or concession concerning the relative strength or merit of the claims alleged. However, Plaintiffs and Plaintiffs' Counsel recognize and acknowledge the significant risk, expense, and length of continued proceedings necessary to prosecute the Action against the Individual Defendants through trial and possible appeals. Plaintiffs' Counsel also have taken into account the uncertain outcome and the risk of any litigation, especially in complex cases such as the Action, as well as the difficulties and delays inherent in such litigation. Plaintiffs' Counsel are also mindful of the inherent problems of establishing standing in derivative litigation, and the possible defenses to the claims alleged. Case 8:19-cv-00621-DMG-DFM Document 122 Filed 09/29/21 Page 7 of 16 Page ID #:1025

- 7 - 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 Plaintiffs' Counsel state that they conducted an extensive investigation relating to the claims and the underlying events alleged in the Action, including, but not limited to: (1) inspecting, analyzing, and reviewing Banc's public filings with the SEC, press releases, announcements, transcripts of investor conference calls, and news articles; (2) consulting with an accounting expert; (3) drafting litigation demand letters; (4) drafting the complaints in the Derivative Actions, including the Consolidated Complaint; (5) researching the applicable law with respect to the claims asserted in the Action and the potential defenses thereto; (6) reviewing and analyzing securities analysts' reports and advisories and media reports about the Company; (7) reviewing and analyzing the pleadings contained in the related Securities Action, as well as other lawsuits relevant to the allegations made in the Action; (8) researching the Company's internal corporate governance policies, processes, and procedures, as well as those of the Company's peers; (9) preparing and submitting a detailed settlement demand and modified demands over the course of the Parties' settlement negotiations; (10) engaging in extensive settlement discussions with counsel for Defendants regarding the specific facts of the Action, the perceived strengths and weakness of the claims and defenses thereto, and the remedies that might be secured through litigation as compared to those that could be secured through settlement; (11) negotiating the terms of a written memorandum of understanding embodying the principal substantive settlement terms; and (12) negotiating a comprehensive final Stipulation of Settlement. Based on Plaintiffs' Counsel's thorough review and analysis of the relevant facts, allegations, defenses, and controlling legal principles, Plaintiffs' Counsel believe that the proposed Settlement is fair, reasonable, and adequate, confers substantial benefits upon Banc, and is in the best interests of the Banc and its stockholders. Accordingly, Plaintiffs have agreed to settle the Action upon the terms and subject to the conditions set forth in the Stipulation. III. DEFENDANTS' DENIALS OF WRONGDOING AND LIABILITY Defendants have denied and continue to deny each and all of the claims and contentions alleged by Plaintiffs in the Derivative Actions and the Demand Letters, and the Case 8:19-cv-00621-DMG-DFM Document 122 Filed 09/29/21 Page 8 of 16 Page ID #:1026

- 8 - 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 Individual Defendants have expressly denied and continue to deny all charges of wrongdoing or liability against them arising out of any of the conduct, statements, acts, or omissions alleged, or that could have been alleged in the Derivative Actions and the Demand Letters. Nonetheless, Defendants have also taken into account the uncertainty and risks inherent in any litigation, especially in complex cases like the Action. Defendants have, therefore, determined that it is in the best interests of Banc and its stockholders for the Action to be settled in the manner and upon the terms and conditions set forth in the Stipulation. Neither the Stipulation, nor any of its terms or provisions, nor entry of the Order and Final Judgment (as defined in the Stipulation), nor any document or exhibit referred or attached to the Stipulation, nor any action taken to carry out the Stipulation, is or may be construed or used as evidence of the validity of any of Plaintiffs' Released Claims, or as an admission by or against any of the Defendants or any Defendants' Released Persons of any fault, wrongdoing, or concession of liability whatsoever. IV. BOARD APPROVAL The Board, in a good-faith exercise of its business judgment, has concluded that the Reforms to be implemented and maintained by the Banc as a result of the Settlement confer benefits on the Company, and has approved the Settlement, and each of its terms as set forth in this Stipulation, as being in the best interests of Banc and its stockholders. V. TERMS OF THE SETTLEMENT The terms and conditions of the proposed Settlement are set forth in the Stipulation, which has been filed with the Court and is available for viewing on Banc's website at https://investors.bancofcal.com/financials-and-filings/documents/default.aspx. The following is only a summary of the Settlement's terms. As consideration for the Settlement, and as a result of the filing, prosecution, and settlement of the Action, Banc shall implement (to the extent not already implemented) the corporate governance reforms ("Reforms") set forth in Exhibits A and B to the Stipulation. Banc, acting through its Board, acknowledges and agrees that: (1) Plaintiffs' litigation and Case 8:19-cv-00621-DMG-DFM Document 122 Filed 09/29/21 Page 9 of 16 Page ID #:1027

- 9 - 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 settlement efforts were a substantial and material factor in the Board's agreement to adopt, implement, and maintain the Reforms; and (2) the Reforms confer benefits on Banc, and (3) the Settlement is fair, reasonable, and in the best interests of the Company. The Reforms provide for, among other things:  Credit for Two New Independent Directors: Banc acknowledges that the filing and maintenance of Plaintiffs' stockholder derivative actions, and the service of Plaintiffs' litigation demands, were substantial and material factors contributing to ongoing changes to the Board composition, including the recent appointment of two independent directors, James A. Barker and Andrew Thau.  Credit for Enhancements to Code of Ethics: Banc acknowledges that the filing and maintenance of Plaintiffs' stockholder derivative actions, and the service of Plaintiffs' litigation demands, were substantial and material factors contributing to Banc's decision to revise its Code of Ethics in the following ways: (1) Section 1.3 of the Code (titled "Reporting Violations of the Code"), was amended to provide that reports under this provision may also be made pursuant to the Whistleblower Hotline and to provide the telephone and online reporting mechanisms provided by the Whistleblower Hotline; (2) Section 3.2 (titled "Waivers") was amended to provide that (a) requests for waiver should be directed through the General Counsel and (b) any waiver granted to directors or executive officers, the reasons therefor, and any changes to the Code applicable to directors or executive officers, shall be disclosed in a Form 8-K filed with the U.S. Securities and Exchange Commission or posted to the Company's internet website. Banc agreed to maintain these amendments to the Code of Ethics for a minimum of two years.  Formal Whistleblower Policy: Banc agreed to adopt a new stand-alone comprehensive Whistleblower Policy ("Whistleblower Policy") that sets forth in one document Banc's policies and procedures for employees to submit anonymous whistleblower reports and how such reports will be addressed. A copy of the Whistleblower Policy is attached to the Stipulation as Exhibit B. Banc may amend the Whistleblower Policy to enact policies and procedures that Banc reasonably believes Case 8:19-cv-00621-DMG-DFM Document 122 Filed 09/29/21 Page 10 of 16 Page ID #:1028

- 10 - 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 enhances the protections of the Whistleblower Policy, but Banc agreed that it will not materially diminish the protections contained in the Whistleblower Policy for a minimum of three years.  Mandatory Attendance at Shareholder Meetings: Each member of the Board shall attend each annual stockholder meeting in person or by videoconference, teleconference, or other virtual means, unless he or she is unable to attend after reasonable, good-faith efforts, and informs the Board of his or her reasons for not attending. Banc agreed to maintain this policy for a minimum of two years. For a list of all of the Reforms, including the entire Whistleblower Policy, please see Exhibits A-B to the Stipulation, which is available for viewing from the Court or on Banc's website at https://investors.bancofcal.com/financials-and-filings/documents/default.aspx. VI. DISMISSAL AND RELEASES If the Settlement is approved, the Court will enter the Judgment. Pursuant to the Judgment, the Action will be dismissed in its entirety and with prejudice and, upon the Effective Date of the Settlement, the following releases will occur: Upon the Effective Date, Plaintiffs' Released Persons shall fully, finally, and forever release, relinquish, and discharge as against Defendants' Released Persons any and all of Plaintiffs' Released Claims, and shall forever be barred and enjoined from instituting, commencing, or prosecuting any and all of Plaintiffs' Released Claims against Defendants' Released Persons. Upon the Effective Date, Defendants' Released Persons shall fully, finally, and forever release, relinquish, and discharge as against Plaintiffs' Released Persons any and all of Defendants' Released Claims, and shall forever be barred and enjoined from instituting, commencing, or prosecuting any and all of Defendants' Released Claims against Plaintiffs' Released Persons. These releases shall not in any way impair or restrict the rights of any Party to enforce the terms of the Stipulation. Case 8:19-cv-00621-DMG-DFM Document 122 Filed 09/29/21 Page 11 of 16 Page ID #:1029

- 11 - 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 VII. PLAINTIFFS' ATTORNEYS' FEES AND EXPENSES Plaintiffs' Counsel have not received any payment for their services in pursuing the claims asserted in the Action, nor have Plaintiffs' Counsel been reimbursed for their out- of-pocket expenses. Before final approval of the Settlement, Plaintiffs' Counsel intend to file an application to the Court for an award of attorneys' fees and litigation expenses in an amount not to exceed $1,500,000. Plaintiffs' Counsel also intend to apply to the Court for service awards of $2,000 for each of Plaintiffs (to be paid from the attorneys' fees awarded by the Court to Plaintiffs' Counsel in connection with their application for an award of attorneys' fees and expenses). Defendants reserve the right to oppose the amount of any application for an award of fees, expenses, and service award. Plaintiffs shall file all papers in support of the requested attorneys' fees and expenses by October 29, 2021. Defendants shall file and serve papers, if any, in opposition to the requested attorneys' fees by November 19, 2021. The Court will determine the amount of any fee and expense award to Plaintiffs' Counsel (the "Fee and Expense Award"). The full amount of any Fee and Expense Award shall be paid by Banc's directors' and officers' insurance carrier(s). The Individual Defendants shall have no obligation to pay any portion of the Fee and Expense Award or such other amount as may be awarded by the Court. Banc stockholders are not personally liable for any such fees or expenses. VIII. THE SETTLEMENT HEARING The Settlement Hearing will be held before the Honorable Dolly M. Gee, at the U.S. District Court for the Central District of California, United States Courthouse, 350 West 1st Street, Courtroom 8C, 8th Floor, Los Angeles, California 90012 (the "Settlement Hearing"), at which the Court will determine: (i) whether the terms of the Stipulation should be approved as fair, reasonable, and adequate; (ii) whether the Notice fully satisfied the requirements of Rule 23.1 of the Federal Rule of Civil Procedure and the requirements of due process; (iii) whether all Released Claims against the Released Persons should be fully and finally released; (iv) the amount of attorneys' fees and expenses to be approved, Case 8:19-cv-00621-DMG-DFM Document 122 Filed 09/29/21 Page 12 of 16 Page ID #:1030

- 12 - 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 and the amount of any service awards; and (v) such other matters as the Court may deem appropriate. The Settlement Hearing may be continued by the Court at the Settlement Hearing, or at any adjourned session thereof without further notice. IX. THE RIGHT TO OBJECT AND/OR BE HEARD AT THE HEARING Any Banc stockholder who owned Banc of California common stock as of the Execution Date of the Stipulation and who continues to hold their Banc common stock as of the date of the Settlement Hearing may object and/or appear and show cause, if he, she, or it has any concern, why the Settlement should not be approved as fair, reasonable, and adequate, or why the Judgment should not be entered thereon, or why the amount of attorneys' fees and reimbursement of expenses should not be approved. However, unless otherwise ordered by the Court, you shall only be heard or entitled to contest the approval of the terms and conditions of the Settlement, or, if approved, the Judgment to be entered thereon approving the same, or the amount of attorneys' fees and reimbursement of expenses to Plaintiffs' Counsel, if you have, by no later than November 19, 2021, served upon each of the Parties' counsel listed below a written notice of objection containing the following information: 1. Your name, legal address, and telephone number; 2. The case name and number (In re Banc of California, Inc. Stockholder Derivative Litigation, Lead Case No. 8:19-cv-621-DMG-DFMx); 3. Documentation sufficient to show that the objector owned shares of Banc common stock as of August 27, 2021, including a statement that the objector continues to hold such shares as of the date of filing of the objection and will continue to hold those shares as of the date of the Settlement Hearing; 4. A statement of each objection being made; 5. Notice of whether you intend to appear at the Settlement Hearing (you are not required to appear); and Case 8:19-cv-00621-DMG-DFM Document 122 Filed 09/29/21 Page 13 of 16 Page ID #:1031

- 13 - 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 6. Copies of any papers you intend to submit to the Court, along with the names of any witness(es) you intend to call to testify at the Settlement Hearing and the subject(s) of their testimony. All written objections and supporting papers must be e-mailed or post-marked on or before November 19, 2021, and served upon each of the following Parties' counsel: Counsel for Plaintiffs: Ashley R. Rifkin ROBBINS LLP 5040 Shoreham Place San Diego, CA 92122 Telephone: (619) 525-3990 Facsimile: (619) 525-3991 E-mail: arifkin@robbinsllp.com Willem F. Jonckheer SCHUBERT JONCKHEER & KOLBE LLP Three Embarcadero Center, Suite 1650 San Francisco, CA 94111 Telephone: (415) 788-4220 Facsimile: (415) 788-0161 E-mail: wjonckheer@sjk.law Co-Lead Counsel for Plaintiffs Counsel for Defendants: Mark R. McDonald MORRISON AND FOERSTER LLP 707 Wilshire Boulevard Suite 6000 Los Angeles, CA 90017-3543 Telephone: (213) 892-5200 Facsimile: (213) 892-5454 E-mail: mmcdonald@mofo.com Counsel for Nominal Defendant Banc of California, Inc. John Spiegel John Gildersleeve MUNGER TOLLES & OLSON LLP 350 South Grand Avenue 50th Floor Los Angeles, CA 90071 Telephone: (213) 683-9100 E-Mail: John.Spiegel@mto.com John.Gildersleeve@mto.com Counsel for Defendant John Grosvenor Robert A. Sacks SULLIVAN & CROMWELL LLP 1888 Century Park East Los Angeles, CA 90067-1725 Telephone: (310) 712-6640 Facsimile: (310) 712-8800 E-Mail: sacksr@sullcrom.com Counsel for Defendant Chad T. Brownstein Roman E. Darmer Robert M. Tiefenbrun JONES DAY Case 8:19-cv-00621-DMG-DFM Document 122 Filed 09/29/21 Page 14 of 16 Page ID #:1032

- 14 - 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 3161 Michelson Drive, Suite 800 Irvine, CA 92612 Telephone: (949) 851-3939 Facsimile: (949) 553-7539 E-mail: rdarmer@jonesday.com rtiefenbrun@jonesday.com Counsel for Defendants Robert D. Sznewajs, Jonah F. Schnel, Halle J. Benett, Richard J. Lashley, Douglas Bowers and Jeffrey Karish YOUR WRITTEN OBJECTIONS MUST BE POSTMARKED OR E-MAILED TO THE PARTIES' COUNSEL LISTED ABOVE BY NO LATER THAN NOVEMBER 19, 2021. Plaintiffs' Counsel will then file your objection with the Court by no later than December 3, 2021. Only stockholders who have submitted valid and timely written notices of objection will be entitled to be heard at the Settlement Hearing unless the Court orders otherwise. Unless otherwise ordered by the Court, any Banc stockholder who owned Banc of California common stock as of the Execution Date of the Stipulation and who continues to hold their Banc common stock as of the date of the Settlement Hearing who does not make his, her, or its objection in the manner provided herein shall be deemed to have waived such objection and shall forever be barred and foreclosed from making any objection to the fairness, reasonableness, or adequacy of the Settlement, or to otherwise be heard, and shall otherwise be bound by the Judgment to be entered and the releases to be given. X. EXAMINATION OF PAPERS AND INQUIRIES There is additional information concerning the Settlement available in the Stipulation, which is available for viewing on Banc's website at https://investors.bancofcal.com/financials-and-filings/documents/default.aspx: In addition, as of October 29, 2021, Plaintiffs' motion in support of Court approval of the Settlement and Plaintiffs' Counsel's application for attorney's fees, costs, and expenses will be available for viewing on Plaintiffs' Counsel's website at https://robbinsllp.com/bancofcalifornia- Case 8:19-cv-00621-DMG-DFM Document 122 Filed 09/29/21 Page 15 of 16 Page ID #:1033

- 15 - 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 settlement/. You may also inspect the Stipulation during business hours at the office of the Clerk of the Court, U.S. District Court for the Central District of California, United States Courthouse, 350 West 1st Street, Courtroom 8C, 8th Floor, Los Angeles, California 90012. Or you can call Robbins LLP, 5040 Shoreham Place, San Diego, CA 92122, telephone: (619) 525-3990, for additional information concerning the settlement. PLEASE DO NOT CONTACT THE COURT OR BANC REGARDING THIS NOTICE. DATED: BY ORDER OF THE UNITED STATES DISTRICT COURT FOR THE CENTRAL DISTRICT OF CALIFORNIA 1540455 Case 8:19-cv-00621-DMG-DFM Document 122 Filed 09/29/21 Page 16 of 16 Page ID #:1034